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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement (SEC File No. 333-07043).

                                                             ARTHUR ANDERSEN LLP

San Antonio, Texas
March 25, 1997